SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  August 11, 2003
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                           Interleukin Genetics, Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware             000-23413                         94-3123681
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(State or other               (Commission                 (IRS Employer
jurisdiction of               File Number)                Identification No.)
incorporation)                                            94-3123681



                      135 Beaver Street, Waltham, MA 02452
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (781) 398-0700
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 12.  Disclosure of Results of Operations and Financial Condition.

The following exhibits are furnished with this report:

Exhibit Number                      Description
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99.1                                Press Release dated August 11, 2003.

On August 11, 2003, the Registrant issued a press release to report its financial results for the quarter ended June 30, 2003. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Interleukin Genetics, Inc.
                                    (Registrant)



Date: August 11, 2003         /s/ Fenel M. Eloi
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                                   Fenel M. Eloi
                              Chief Operating Officer,
                              Chief Financial Officer,
                              Treasurer and Secretary

                                  EXHIBIT INDEX

Exhibit                                                         Sequential
Number                     Description                          Page Number
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99.1                       The Registrant's Press Release           5
                           dated August 11, 2003